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                                   EXHIBIT 23

                        CONSENT OF DELOITTE & TOUCHE LLP



                          INDEPENDENT AUDITOR'S CONSENT

         We consent to the incorporation by reference in Registration Statement No. 33-49268 and Registration No. 33-64029 of Atrix Laboratories, Inc. on Form S-8 of our report dated January 24, 1997, appearing in this Annual Report on Form 10-K of Atrix Laboratories, Inc. for the year ended December 31, 1996.




Deloitte & Touche LLP
Denver, Colorado
March 7, 1997